UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

SIMON PROPERTY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 SIMON PROPERTY GROUP, INC. 2022 Annual Meeting on May 11, 2022 Vote by May 10, 2022 11:59 PM EDT You invested in SIMON PROPERTY GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022. Vote Virtually at the Meeting* May 11, 2022 8:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/SPG2022 *The meeting is online only. You may attend the meeting via the Internet and vote during the meeting. Have your Control # available at that time and follow the instructions on the website. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D72086-P69223-Z82046 Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You are encouraged to access and review the complete proxy materials, which contain important information and are available online or by mail, before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72087-P69223-Z82046 1. Election of Directors Nominees: 1c. Karen N. Horn, Ph.D. 1a. Glyn F. Aeppel 1d. Allan Hubbard 1b. Larry C. Glasscock 1e. Reuben S. Leibowitz 1f. Gary M. Rodkin 1g. Peggy Fang Roe 1h. Stefan M. Selig 1i. Daniel C. Smith, Ph.D. 1j. J. Albert Smith, Jr. 1k. Marta R. Stewart 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. 3. Ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022. For For For For For For For For For For For For For NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting.